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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2003

METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7401 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (708) 867-6777)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.    Other Events

        On July 3, 2003, the Company issued a press release to announce that its Board of Directors will meet to evaluate and respond to Dura Automotive's (Nasdaq: DRRA) announcement of its planned unsolicited cash tender offer for Methode's outstanding Class B stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        On July 10, 2003, the Company issued a press release to announce that it adjourned its special meeting of eligible Class A stockholders, to reconvene on July 24, 2003. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.    Financial Statements and Exhibits

(c)
Exhibits

99.1
Methode Electronics, Inc. Press Release issued July 3, 2003.

99.2
Methode Electronics, Inc. Press Release issued July 10, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.
Date: July 10, 2003	By:	/s/ DOUGLAS A. KOMAN Douglas A. Koman Vice President, Corporate Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Methode Electronics, Inc. Press Release issued July 3, 2003.
99.2	Methode Electronics, Inc. Press Release issued July 10, 2003.

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  ITEM 5. Other Events
  ITEM 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX